Note 7 - Intangibles, Net - Estimated Future Amortization Expense (Details)	Dec. 31, 2024 USD ($)
2025	$ 4,983
2026	4,983
2027	4,983
2028	4,983
2029	4,983
Thereafter	26,040
Total	$ 50,955